Accounts receivable, net	12 Months Ended
Dec. 31, 2015
Accounts receivable, net
Accounts receivable, net

8.  Accounts receivable, net

Accounts receivable, net, consists of the following:

	As of December 31,
	2014	2015
	RMB	RMB
Online direct sales and online marketplace receivables	2,043,243	8,939,054
Online payment processing transactions receivables	182,412	385,547
Advertising receivables	62,705	121,170
Others	219,567	379,059
Allowance for doubtful accounts
Balance at beginning of the year	(1,770)	(71,671)
Additions	(72,608)	(324,270)
Reversals	868	—
Write-offs	1,839	79,395

Balance at end of the year	(71,671)	(316,546)

Accounts receivable, net	2,436,256	9,508,284

The value-added tax receivables due from customers are recorded in online direct sales and online marketplace receivables. The allowance for doubtful accounts related to the Group’s consumer financing business was RMB64,228 and RMB297,913 as of December 31, 2014 and 2015, respectively.